EXHIBIT 10.27
                                                                   -------------

                            SECOND AMENDMENT TO LEASE

     THIS SECOND AMENDMENT TO LEASE ("Amendment") is made this 27th day of January, 2004, by and between BAJA PROPERTIES, LLC ("Landlord") and SIMTEK CORPORATION, ("Tenant").

     WHEREAS, Tenant and Landlord entered into a Lease Agreement, dated July 26, 2000 (the "Lease") pertaining to the Premises described therein and commonly known as Suites 100, 200, & 300, containing approximately 15,656 rentable square feet, located in the Westech I Business Center, 4250 Buckingham Drive, Colorado Springs, Colorado (the "Premises").

     WHEREAS, Landlord and Tenant desire to amend the Lease to provide, among other things, for the modification of the Lease Expiration date as more fully herein and set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Lease Extension - The Lease is hereby extended to expire on February 28, 2013.

     2. Base Lease Rate - The Base Lease Rate shall be modified beginning March 1, 2004 as follows:

               March 1, 2004 - February 28, 2005 - $12.25 PSF, NNN
               March 1, 2005 - February 28, 2006 - $12.62 PSF, NNN
               March 1, 2006 - February 28, 2007 - $13.00 PSF, NNN
               March 1, 2007 - February 28, 2008 - $13.39 PSF, NNN
               March 1, 2008 - February 28, 2013 - $13.50 PSF, NNN

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. As herein modified, the lease shall remain in full force and effect in accordance with the terms and conditions hereof.

IN WITNESS THEREOF, this Second Amendment has been executed as of the date first above written.

     TENANT:                            LANDLORD:
     Simtek Corporation                 Baja Properties, LLC

     By:  /s/ Douglas Mitchell          By:  /s/ Richard R. Kelly
         --------------------------         --------------------------------
                                             Richard R. Kelly

     Its: President                     Its:   Manager
         --------------------------          -------------------------------

                            FIRST AMENDMENT TO LEASE


     THIS FIRST AMENDMENT TO LEASE ("Amendment") is made this 7th day of June, 2000, by and between BAJA PROPERTIES, LLC ("Landlord"), and SIMTEK CORPORATION, ("Tenant").

     WHEREAS, Tenant and Landlord entered into a Lease Agreement, dated July 26, 2000 (the "Lease") pertaining to the Premises described therein and commonly known as Suites 100, 200 & 300, containing approximately 15,656 rentable square feet, located in the Westech I Business Center, 4250 Buckingham Drive, Colorado Springs, Colorado (the "Premises").

     WHEREAS, Landlord and Tenant desire to amend the Lease to provide, among other things, for the modification of the Lease Commencement/Expiration dates as more fully herein set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Possession
          ----------

          Per Paragraph 3(a) of the Lease, Tenant shall take possession and the Lease shall commence March 1, 2001, and expire on February 28, 2008.

     2. Paragraph 39 (C). Tenant has made changes to the original floorplan. Those changes have been agreed to in a separate agreement as a result, the base rent is increased by $.50 psf to start at $11.00 psf, NNN and escalate annually per the Lease.

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. As herein modified, the Lease shall remain in full force and effect in accordance with the terms and conditions thereof.

IN WITNESS THEREOF, this First Amendment has been executed as of the date first above written.

     TENANT:                            LANDLORD:
     Simtek Corporation                 Baja Properties, LLC

     By:  /s/ Douglas Mitchell          By: /s/ Richard R. Kelly
         --------------------------         --------------------------------
                                             Richard R. Kelly

     Its: President                     Its:   Manager
         --------------------------          -------------------------------


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STANDARD COMMERCIAL NET/NET/NET WAREHOUSE LEASE

STATE OF COLORADO

COUNTY OF EL PASO

1. LEASED PREMISES AND TERM: This Lease Agreement, made and entered into this 26th day of July, 2000 by and between Baja Properties, LLC , hereinafter referred to as "Landlord", does hereby demise and lease unto Simtek Corporation, hereinafter referred to as "Tenant", the premises known and described as Suites 100, 200 & 300 (approximately 15,656 rentable square feet which includes common areas) at 4250 Buckingham Drive, Colorado Springs, CO for the term of SEVEN (7) years beginning on the 1st day of November, 2000, excepting delays due to strikes, acts of God, failure in delivery of materials and events beyond the Landlord's control, and ending on the 31st day of October 2007, unless the term thereof shall be sooner terminated as hereinafter provided.

2.   RENT AND SECURITY DEPOSIT:

     (a) In consideration of said Lease, the Tenant, without prior notice or demand, agrees to pay to the Landlord as minimum base rent for said premises for the first 1 years of the term of this Lease, $10.50 psf, Triple Net, with monthly payments in the amount of $13,699.00 Dollars; which said payments shall be due and payable in advance on the first day of each and every calendar month at the office of the Landlord, or such other place as the Landlord from time to time, in writing, may designate. Tenant has previously deposited with Landlord the sum of $14,000.00 as a Security Deposit.

     (b) The monthly base rent to be paid to Landlord by Tenant shall be increased annually, effective on the anniversary of the commencement date of this Lease, said base rent shall be increased four percent (4%) each year.

     (c) Security Deposit is defined as monies pledged as security for the payment of the rent and other charges herein agreed to be paid, and for the faithful performance of all the terms, conditions and covenants of this Lease. If at any time during the term of this Lease Tenant shall be in default in the performance of any provision of the Lease, and shall fail to remedy or cure said default after having received fifteen (15) days written notice of same, then, the Landlord may, at its option, apply monies held as partial or full satisfaction of said default or declare said deposit to be forfeited. Should this occur, Tenant shall immediately remit to Landlord sufficient funds to re-establish the full amount of Security Deposit herein defined. Upon full and satisfactory completion of this Lease, said deposit shall be refunded to the Tenant, without interest.

     (d) No dispute between Landlord and Tenant as to Landlord or Tenant obligations under this Lease shall excuse the payment of rent or the faithful performance of the other conditions of said Lease by either party.

3.   POSSESSION:

     (a) If Landlord, for any reason whatsoever, cannot deliver possession of the said premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event the term of the Lease shall be amended to commence on the date when Landlord can deliver possession and the expiration date shall be extended accordingly. If permission is given to Tenant to occupy the premises prior to the commencement date, such occupancy shall be subject to all provisions of this Lease and, if the term hereof commences on a date later than the commencement date pursuant to the provisions set forth above, the Parties hereto agree to execute and acknowledge a written



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statement setting forth the actual date of commencement of this Lease and the termination date. This Lease shall be in full force and effect even though either Party may fail or refuse to execute such statement.

     (b) The taking of possession of said premises by the Tenant shall be conclusive evidence as against the Tenant that said premises were in good and satisfactory condition when possession of same was taken.

4. LATE CHARGE: Tenant acknowledges that late payment of Tenant to Landlord for rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any mortgage or trust deed covering the premises. Therefore, in the event Tenant should fail to pay any installment of rent in full or any sum due hereunder in full when such amount is due, Tenant shall, without being billed, pay to Landlord as additional rent, a late charge equal to 10% of each original installment or $25.00 per day until fully paid, whichever is greater. Said late charge shall be assessed on the 5th day of each month. A $20.00 charge will be paid by the Tenant to the Landlord for each returned check.

5. CHARACTER OF OCCUPANCY: The demised premises shall be used only for Office/Lab and for such other lawful purposes as may be incidental thereto. Tenant has previously satisfied itself that Tenant's intended use is permitted at this property and within the zoning and has not relied on representations made by Landlord or its agents. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the demised premises. Tenant shall promptly comply with all Landlord or government orders and directives for the correction, prevention, and abatement of nuisances in or upon, or connected with the demised premises, all at Tenant's sole expense. Tenant shall not permit the leased premises to be used in any way which would, in the opinion of the Landlord, be extra hazardous or which would in any way increase or render void the fire insurance on the leased premises.

6. ADDITIONAL RENT - TRIPLE NET EXPENSES: As additional rent, tenant shall pay to Landlord along with the monthly base rent, one twelfth (1/12) of Tenant's pro-rata share of the following property costs:

          (1)  Property taxes

          (2)  Insurance premiums

          (3)  Landscaping and yard maintenance services

          (4)  Management fees

          (5)  Supplies

          (6)  Snow removal

          (7)  Common area utilities

          (8) Repairs, replacement and maintenance to the entire leased premises including but not limited to the roof, exterior walls, gutters, glass, heating, ventilation and air conditioning systems, grounds, landscaping and parking areas

          (9) Administrative costs equal to ten percent (10%) of the triple net expenses

As used in this paragraph, "real property tax" shall mean any form of assessment (both general and special), levy, penalty or tax (other than estate or inheritance tax) imposed by any authority having direct or indirect power to tax any legal or equitable interest of Landlord in the leased premises, including any tax or rent (other than income tax) in lieu of or in addition to normal real property taxes or assessments. Tenant may, at its sole cost and expense (in its name or in the name of Landlord, or in the name of both as it may deem appropriate) dispute and contest the real property tax, and in such case, said disputed tax must be paid prior to being contested. Tenant acknowledges the right to contest solely for a refund. Should the real property tax contested be held valid, Tenant shall pay all items, court cost, attorney's fees, interest and penalties relating thereto.

Landlord's good faith estimate for TRIPLE NET EXPENSES is approximately $1.50 s.f. based upon $0.85/s.f. for Taxes, $0.10/s.f. for Insurance; and $0.55/s.f. for Common Maintenance Expenses. These Triple Net Expenses charged to the Tenant shall be reconciled annually, and Tenant's Charges to be adjusted or credited based upon the past twelve months' Actual Expenses. As of the commencement of this Lease, Tenant shall pay their monthly pro-rata share of CAM, Taxes, and Insurance at the monthly rate of $1,957.00 which equates to $1.50/s.f. per annum, until the next reconciliation is provided by the Landlord.

7. PRO-RATIONS: Whenever the term "pro rate" shall appear in this Lease, it shall refer to the Tenant's gross square footage 15,656 as that figure compares to the total gross square footage included in any billing for taxes, insurance or other services being provided for that portion of the leased premises.

8. REPAIRS AND MAINTENANCE: Tenant will at its own cost and expense, keep in good repair and condition the interior of the leased premises, including doors, windows, glass, electrical, plumbing and HVAC systems. If Tenant fails to perform any duty described above, the Landlord may give notice of such failure. If the duty is not performed by Tenant within thirty days after written notice (or within a reasonably shorter period in the case of emergency), the Landlord may perform the repair or maintenance work and charge the Tenant for any expense incurred. Tenant shall pay the expense incurred within thirty (30) days. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the demised premises at any time during reasonable business hours, for the purpose of ascertaining the condition of the demised premises or in order to make such repairs, additions or alterations as may be required to be made by Tenant or Landlord under the terms of this Lease. At the termination of this Lease, Tenant shall deliver up the leased premises with all improvements located thereon, except as provided in Paragraph 9 hereof, in good repair and condition, and will deliver all keys thereto at the office of the Landlord.

9. ALTERATIONS: Tenant shall not make any major alterations, additions, or improvements to the demised premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner, make such minor alterations, additions, or improvements, or erect, remove, or alter such partitions, or erect such shelves, bins, machinery, and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations, and other requirements. Tenant shall promptly pay the costs of all work performed and shall indemnify and hold harmless the Landlord against liens, costs, damages and expenses incurred in connection therewith; including any attorneys' fees incurred by Landlord, if Landlord shall be joined in any action or proceeding involving such work. Under no circumstances shall Tenant commence any such work until Landlord has been provided with certificates evidencing that all contractors and subcontractors performing the work have in full force and effect adequate workmen's compensation insurance as required by the Laws of the State, as well as public liability and builders risk insurance in such amounts, and according to terms satisfactory to Landlord. At the termination of this Lease, Tenant shall, if Landlord so elects, remove any or all alterations, additions, improvements, and partitions erected by Tenant and restore the premises to their original conditions, otherwise such improvements shall be delivered up to Landlord with the premises. All shelves, bins, machinery, and trade fixtures installed by Tenant may be removed if required by Landlord. All such removals and restorations shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the building and other improvements situated on the demised premises.

10. MECHANICS LIENS: Tenant agrees that it will promptly pay for any work done in or about the demised premises, and will not permit or suffer any mechanics liens to attach to the demised premises, and shall promptly cause any claim for such lien to be released, or to secure Landlord to its satisfaction in the event Tenant desires to contest any such claim.

11. SIGNS: No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the demised premises or the buildings of which they form a part, without the prior written consent of Landlord. No awning or other projections shall be attached to the outside walls of the demised premises without the prior written consent of the Landlord.

     Tenant shall remove all approved signs, advertisements, notices or lettering at the termination of this Lease. Such installation and removals shall be made in such manner as to avoid injury, defacement, or overloading of the building and other improvements. Drawings for all Tenant identifying signs shall be approved by Landlord before manufacture and installation.

12. UTILITIES: Tenant shall pay all charges incurred for any utility services metered to its demised premises or for Tenant's pro- rata share of the utility services provided to the demised premises and billed to Tenant by Landlord. Tenant shall pay all such billings within 10 days of receipt. Tenants who require additional water consumption or gas and electric consumption for the performance of their day to day business will be billed a proportionate increase over what their normal pro-rata share would be.

13. LEASE ASSIGNMENT OR SUBLETTING: Tenant shall not have the right to assign this Lease or to sublet the whole or any part of the demised premises without first obtaining prior written consent of Landlord. The Tenant shall not change the ownership of the business in order to avoid this provision, and will, at the request of the Landlord, provide whatever documentation is necessary to establish that the Tenant is in compliance with this provision. If the Landlord, upon the request of the Tenant, allows Tenant to assign or sublet the premises, then, in the "event of default" as herein defined, Landlord, in addition to any other remedies herein provided or provided by law, and at its option, may collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment, or sublease and apply such rent against any sums due to it by Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of its obligations hereunder. Assignor or Sublessor may not collect rent in excess of the existing Lease rates and any such sums received by Assignor or Sublessor must be immediately paid to the Landlord. The Landlord shall have the right to assign any of its rights under this Lease.

14.  INSURANCE, LIABILITY AND INDEMNITY:

     (a) Tenant shall throughout the demised term, at its sole cost and expense, provide and keep in force with responsible insurance companies satisfactory to Landlord and to any mortgagee under a mortgage constituting a lien upon the demised premises, public liability and property damage insurance. The liability limits of all said insurance shall be a minimum of $1,000,000 Bodily Injury, $1,000,000 Property Damage or a combined single limit of $1,000,000, protecting Landlord and any such mortgagee, as well as Tenant against liability to any employees or servants of Tenant or to any other person whomsoever arising out of or in connection with Tenant's use of the leased premises of the condition of the leased premises. Tenant is to furnish Landlord with a Certificate of Insurance within 30 days after commencement of this Lease, or Landlord may provide same and charge Tenant on its normal monthly billing. Landlord shall be named as additional insured to tenant's policy.

     (b) Landlord shall procure and maintain at all times during the term of this Lease a policy or policies of insurance covering loss or damage to the premises (exclusive of Tenant's trade fixtures, equipment, and personal property), providing protection against all perils included within the classification of "All Risk".

     (c) Tenant shall indemnify and hold harmless Landlord from all loss, damage, liability or expense, including attorneys fees, resulting from any property damage or injury to any person, employee, agent, contractor, invitee or visitor of Tenant in or about the premises or the building.

     The foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by any act, omission or negligence of Landlord or of any officer, employee, agent, contractor, invitee or visitor of Landlord. Landlord shall not be liable for any loss or damage to person or property sustained by Tenant, or other persons, which may be caused by the building or the premises, or any appurtenances thereto, being out of repair; or by the bursting or leakage of any water, gas, sewer or steam pipe, or by nature, or by theft or by any act of neglect of any Tenant or occupant of the building, or of any other person, or by any other cause whatsoever, unless caused by the willful neglect of the Landlord.

     (d) All personal property of any kind or description whatsoever in the demised premises shall be at the Tenant's sole risk, and the Landlord shall not be held liable for any damage done to or loss of such personal property or to the business of the Tenant.

15.  DAMAGE OR DESTRUCTION:

     (a) In the event improvements on the premises are damaged by any casualty which is covered under an insurance policy required to be maintained pursuant to Paragraph 14, the Landlord may, at Landlord's option, either (1) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (2) give written notice to Tenant within thirty (30) days after the date of occurrence of the damage of its intent to terminate this lease. In the event Landlord elects to terminate this Lease, Tenant shall have the right within ten (10) days after receipt of the required notice, to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within the ten (10) day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage. If the premises are totally destroyed during the term of this Lease from any cause whether or not covered by the insurance required under Paragraph 14 (including any destruction required by any authorized public authority), this Lease may automatically terminate as of the date of such total destruction, at the option of the Landlord.

     (b) If the premises are partially destroyed or damaged and Landlord or Tenant make repairs pursuant to this Lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated in proportion to the extent which Tenant's use of the premises is impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage including lost profits and other consequential damages suffered by reason of such damage, destruction, repair or restoration.

16. EMINENT DOMAIN: If the leased premises shall be taken by right of eminent domain, in whole or substantially in part, for public purposes, then this Lease, at the option of the Landlord, shall forthwith cease and terminate, and the current rent shall be properly apportioned to the date of such taking and in such event Landlord shall receive the entire award for the lands and improvements so taken, and Tenant shall make no claim against Landlord for compensation in connection with the taking referred to above.

17. SUBORDINATION: The Lease and all of the rights of Tenant hereunder are and shall be subject and subordinate to any sales and/or lien of any mortgage now or hereafter placed on the demised premises or any part thereof, and to any and all renewals, modifications, consolidations, replacements, extensions or substitutions of said sale and/or mortgage.

     Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease subordinate to the lien of any mortgage, deed of trust or ground lease, as the case may be.

18. ATTORNMENT: If the Landlord under the sale or the holder of the mortgage shall succeed to the rights of the Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, Tenant, upon the request of such successor Landlord, shall attorn to and recognize such successor Landlord as Tenant's Landlord under this Lease, and shall promptly execute and deliver any instrument that such successor Landlord may request to further evidence such attornment. Tenant hereby irrevocably appoints Landlord or the successor Landlord the attorney-in-fact of Tenant to execute and deliver such instrument on behalf of Tenant should Tenant refuse or fail to do so promptly after request. Upon such attornment this Lease shall continue in full force and effect as, or as if it were, a direct lease between the successor Landlord and Tenant upon all of the terms conditions and covenants as are set forth in the Lease.

19. HOLDING OVER: Should Tenant, or any of its successors in interest, hold over the leased premises, or any part thereof, after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month to month only, at a rental equal to double the monthly base rental paid the last month of the term of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages and liability which Landlord incurs from Tenant's delay in vacating the Premises, including without limitation, claims by and liability to any succeeding Tenant on such delay and any attorney's fees and costs.

20.  TENANT DEFAULT:

     (a) The following events shall be deemed to be events of default by Tenant under this Lease:

         (1) Tenant shall fail to pay any installment of the rent or other charges in full hereby reserved and such failure shall continue a period of ten
(10) days.

         (2) Tenant shall fail to comply with any term, provision or covenant of the Lease, other than the payment of rent or other charges and shall not cure such failure within thirty (30) days after written notice thereof to Tenant, or as otherwise prescribed in this Lease.

         (3) Tenant shall become insolvent, or shall make transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

         (4) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

         (5) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

         (6) Tenant shall supply false or misleading information to the Landlord or its agents or representatives in the form of personal or business data so as to obtain Landlord's consent to lease or other unfair preference.

         (7) Tenant shall fail to take occupancy, desert or vacate any substantial portion of the premises.

         (8) Tenant's failure to comply with the provisions or reporting requirements of either the Subordination Clause or the Attornment Clause contained within this Lease and such failure to comply continues for a period of ten (10) days.

     (b) Upon the occurrence of any of such events of default, Landlord shall have, in addition to the normal fees provided by law, the option to pursue any one or more of the following remedies without any notice or demand whatsoever;

         (1) Terminate this Lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the leased premises, with or without process of law, and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefore; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise, including any damages Landlord may incur because of special sums expended for fixing up premises for Tenant.

         (2) Enter upon and take possession of the leased premises and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore, and relet the premises and receive the rent therefore; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting as pertains to the unexpired portion of this Lease.

         (3) Enter upon the leased premises, by force, if necessary, without being liable for prosecution or any claim for damages therefore and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by negligence of Landlord or otherwise.

         (4) It is agreed that, in case the demised premises are left vacant and the rent be in default then Landlord may, without being obligated to do so, and without terminating this Lease, retake possession of the demised premises and rent the same for such terms as Landlord may deem best, making such changes and repairs as may be required, all on behalf of and for the account of Tenant, giving credit for the amount of rent so received, less all expense of such changes and repairs, including lease commissions, and said Tenant shall, at Landlord's option, be liable for the balance of the rent herein reserved until the expiration of the term of this Lease.

     (c) Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No waiver by Landlord of any violation or breach of any of the terms, provision and covenants herein contained, shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

     (d) The Tenant acknowledges and agrees that should it become necessary for the Landlord to serve a "Demand for Payment of Rents or Possession" or similar Notice, in accordance with State statutes, that said demand, when unpaid, shall not automatically terminate Tenant's obligations to pay future rents and this Lease may continue in full force and effect, at the option of the Landlord.

     (e) The laws of the State in which the property is located shall govern this Lease and any interpretations or constructions thereof. Further, the place of performance and transaction of business shall be deemed to be in the County of El Paso, State of Colorado; and in the event of litigation, the exclusive venue and place of jurisdiction shall be as heretofore prescribed.

21. ESTOPPEL CERTIFICATES: Upon the request of either party, at any time, and from time to time, Landlord and Tenant agree to execute and deliver to the other, within ten (10) days after such request, a written instrument, duly executed;

     (a) Certifying that this Lease has not been modified and is in full force and effect or if there has been a modification of the Lease, that this Lease is in full force and effect as modified, stating such modifications

     (b) specifying the dates to which the rent and other payments due under this Lease have been paid

     (c) stating whether or not, to the knowledge of the party executing such instrument, the other party is in default and, if such party is in default, stating the nature of the default

     (d) stating the commencement date and the expiration date of the terms of this Lease and

     (e) stating which options to renew the term have been exercised, if any.

22. LANDLORD'S LIEN AND UNIFORM COMMERCIAL CODE: As security for Tenant's payment of rent, damages and all other payments required to be made by this Lease, Tenant hereby grants to Landlord a lien upon all goods, wares, equipment, fixtures, furniture of Tenant now or subsequently located upon the leased premises. If Tenant abandons or vacates any substantial portion of the leased premises or is in default of the payment of any rentals, damage or other payments required to be made by this Lease, Landlord may enter upon the leased premises, by force if necessary, and take possession of all or part of the aforesaid items, and may sell all or any part of the same at a public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash and on behalf of Tenant, sell and convey all or part to the bidder, delivering to the bidder all of the Tenant's title and interest in the items sold to him. The proceeds of the sale shall be applied by the Landlord toward the cost of the sale and then toward the payment of all sums then due by Tenant to Landlord under the terms of this Lease. The statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto. To the extent, if any, this Lease grants Landlord, or recognized in Landlord, any lien or lien rights greater than provided by the laws of the state in which the leased premises are located pertaining to Landlord's liens. This Lease is intended as, and constitutes a security agreement within the meaning of the Uniform Commercial Code and, Landlord, in addition to the rights prescribed in this Lease, shall have all of the rights, titles, liens and interest in and to Tenant's property now or hereafter located upon the leased premises which are granted a secured party, as that term is defined, under the Uniform Commercial Code to secure the payment to Landlord of the various amounts provided in this Lease and in compliance with same.

23. COST AND ATTORNEY'S FEES: If by reason of any default on the part of Tenant it becomes necessary for the Landlord to employ an attorney or in case Landlord shall bring suit to recover any rent due hereunder or for damages, or for breach of any provision of this Lease or to recover possession of the leased premises, or if Tenant shall bring any action, then and in any such event Tenant shall pay Landlord's reasonable attorney's fees and all costs and expenses expended or incurred by the Landlord in connection with such default or action.

24. QUIET ENJOYMENT: Landlord warrants that it has full right to execute and to perform this Lease and to grant the estate leases, and, that Tenant, upon payment of the required rents and performing the terms, conditions, covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the leased premises during the full term of this Lease as well as any extension or renewal. However, Tenant accepts this Lease subject and subordinate to any underlying Lease, mortgage, deed of trust or other lien presently existing upon the leased premises. Landlord hereby is irrevocably vested with full power and authority to subordinate Tenants interest under this agreement to any underlying lease, mortgage, deed of trust or other lien hereafter placed on the leased premises, and Tenant agrees upon demand to execute additional instruments subordinating this Lease as Landlord may require. If the interest of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any lien, deed of trust or mortgage on the leased premises, Tenant shall be bound to the transferee (sometimes called the "purchaser") under the terms covenants and conditions of this Lease for the balance of the term remaining, and any extensions or renewals, with the same force and effect as if the Purchaser were the Landlord under this Lease. Tenant agrees to attorn to the Purchaser, as its Landlord, the attornment to be effective and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of the Landlord under this Lease. The respective rights and obligations of Tenant and the Purchaser upon the attornment, to the extent of the then remaining balance of the term of this Lease, and any extensions and renewals, shall be and are the same as those set forth in this Lease.

25.  BUILDING RULES AND REGULATIONS:

     (a) Tenant shall not bring or keep within the building any animals.

     (b) Canvassing, soliciting and peddling in the building are prohibited, and Tenant shall cooperate to prevent such activities.

     (c) No Tenant shall install any radio or television antenna or dish, loudspeaker or other device on the roof or exterior walls of the building without the written consent of Landlord. No television or radio or recorder shall be played in such a manner as to cause a nuisance to any other Tenant.

26. FINANCIAL STATEMENT: Tenant shall furnish Landlord, upon request, a current financial statement.

27. SEVERABILITY CLAUSE: If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the Parties hereto that the remainder of this Lease shall not be affected thereby. The caption of each paragraph hereof is added as a matter of convenience only and shall be considered to be of no effect in the construction of any provision or provisions of this Lease.

28. SURRENDER OF POSSESSION: The Tenant agrees to deliver up and surrender to the Landlord possession of said premises along with all keys thereto, at the expiration or termination of this Lease, by lapse of time or otherwise, in as good repair as when the Tenant obtained the same at the commencement of said term, except damage by the elements (occurring without the fault of the Tenant or other persons permitted by the Tenant to occupy or enter the demised premises or any part thereof or) by act of God, or by insurrection, riot, invasion, or commotion, or of military or usurped power.

29. REMOVAL OF TENANT'S PROPERTY: If the Tenant shall fail to remove all effects from said premises upon the abandonment thereof or upon the termination of this Lease for any cause whatsoever, the Landlord, at its option, may remove the same in any manner that it shall choose, and store the said effects without liability to the Tenant for loss thereof, and the Tenant agrees to pay the Landlord on demand any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects; or, sell any of the same, at private sale and without legal process, for such prices as the Landlord may obtain, and apply the proceeds of such sale upon any amounts due under this Lease from the Tenant to the Landlord and upon the expense incident to the removal and sale of said effects, rendering the surplus, if any, to the Tenant.

30. CONSENT NOT UNREASONABLY WITHHELD: Unless otherwise specifically provided, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease, such consent shall not be unreasonably withheld or delayed. Tenant's sole remedy, if Landlord unreasonably withholds or delays consent or approval, shall be an action for specific performance and Landlord shall not be liable for damages.

31.  IMPLIED SURRENDER:

     (a) No act or thing done by Landlord or Landlord's agents during the term hereof or any extension thereof, shall be deemed an acceptance of a surrender of the demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by the Landlord or his designated representative. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the demised premises prior to the termination of this Lease. (b) The delivery of keys to any employee of the Landlord, or of Landlord's agents, shall not operate as a termination of this Lease or a surrender of the demised premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the minimum monthly rent herein stipulated, shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment as rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

32. FORCE MAJEURE: In the event that either Party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the Party delayed in performing work or doing acts required under the terms of this Lease, then performance of any such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this section shall not operate to excuse Tenant from prompt payment of the base rental or any other payments required by the terms of this Lease.

33.  NOTICE ADDRESS:

     (a) Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing, or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

         (1) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in El Paso County, Colorado, at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

         (2) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

         (3) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified Mail, Return Receipt Requested, addressed to the Parties hereto at the respective addresses set out opposite their names below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith.

Landlord's notice to Tenant advising same of breach or default will further have been accomplished when personal delivery is made by Landlord or its agent and/or representative to Tenant or Tenant's chief official.

Landlord: BAJA PROPERTIES, LLC           Tenant: SIMTEK CORPORATION
          C/O RICHARD R. KELLY                   C/O DOUGLAS MITCHELL, PRES./CEO
          316 N. TEJON ST., SUITE 100            4250 BUCKINGHAM DRIVE #100
          COLORADO SPRINGS, CO  80903            COLORADO SPRINGS, CO  80907
          (719) 590-1717                         (719) 590-6508

     (b) If and when, including within the term "Landlord" as used in this instrument, there is more than one person, firm, or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address in El Paso County, Colorado, or any other locations, for the receipt of notices and payments to Landlord; if and when, included within the term "Tenant" as used in this instrument, there is more than one person, firm, or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for receipt of notices and payments to Tenant. All Parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

34. SUCCESSORS: The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective successors in interest and legal representatives except as otherwise herein expressly provided.

35. GENDER: Words of any gender used in this Lease shall be held and construed to include any other gender, any word in the singular number shall be held to include the plural, unless the context otherwise requires.

36. BROKERAGE COMMISSIONS: Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than Richard R. Kelly of Grubb & Ellis|Quantum Commercial Group, (Landlord's Agent). Tenant agrees to indemnify Landlord and hold Landlord harmless from any and all costs, expenses or liability for commissions or other compensation or charges claimed by or awarded to any broker or agent with respect to this Lease.

37. CORPORATE AUTHORITY: If Tenant is a corporation, Tenant warrants that it has legal authority to operate and is authorized to do business in the state in which the premises are situated. Tenant also warrants that the person or persons executing this Lease on behalf of Tenant has authority to do so and fully obligate Tenant to all terms and provisions of this Lease. Tenant shall, upon request from Landlord, furnish Landlord with a certified copy of resolutions of the Board of Directors authorizing this Lease and granting authority to execute it to the person or persons who have executed it on Tenant's behalf.

38. AMENDMENT, ADDENDUM, MODIFICATION: Any Amendments, Addendum, Modifications, and/or other Supplements, if any be hereto attached, are made a part hereof, and shall be binding upon the Parties hereto, and if any provision of said Amendments, Addendum, Modifications, or Supplements shall conflict in any manner with any other provision of this Lease, the provision of the Amendment, Addendum, Modification or Supplement shall prevail.

39.  ADDITIONAL PROVISIONS:

     (A) Tenant acknowledges and understands that the listing agent, Richard R. Kelly may have an ownership interest in the subject property and is agent for the Landlord of this property and not agent for Tenant.

     (B) Tenant shall have the option of paying rent to Landlord via an electronic payment system to a bank account designated by Landlord.

     (C) Landlord shall at its sole cost provide Tenant a turn-key buildout to include approximately 12,656 SF finished office and 3,000 SF lab space with:


         o full HVAC throughout, understanding lab requirements are in excess of normal office space requirements.

         o     dropped ceiling with fluorescent lighting throughout

         o conductive tiling in lab and "finished product" storage areas, humidity control, vacuum and compressed air in lab.

         o     glue-down carpet, solid core doors with steel frames

         o     Male and female restrooms with showers.

Landlord, Tenant and project architect shall finalize Tenant's buildout, specifications and floorplan within fifteen (15) days of mutual Lease execution. Said flooplan will then be marked Exhibit "A" which will be attached hereto and incorporated herein by this reference. Any changes to the floorplan shall be at Tenant's sole cost.

     (D) Landlord shall sublease from Tenant the approximately 12,000 SF at 1465 Kelly Johnson Blvd. currently leased by Simtek Corporation. Landlord intends on subleasing said space to a third-party or to buy-out the lease with Bethesda Management Company.

     Landlord shall have the option of delaying Simtek's Lease Commencement defined herein by up to 120 days to secure a third-party tenant or buy-out.

     (E) Should Bethesda Management Company not consent to the sublet/buy-out by Landlord within thirty (30) days from mutual signature of this Lease, either party may terminate this Agreeement.

         IN WITNESS WHEREOF the Landlord and Tenant have entered into this Lease Agreement consisting of 39 provisions, this ______ day of ________________ 20______.


TENANT NAME:      Simtek Corporation.

/s/ Douglas Mitchell
-----------------------------------------------------------
Tenant Signature Name and Title


STATE OF                   COUNTY OF
         ------------------           ---------------

Subscribed to and sworn to before me this _______ day of ___________________, 20______.


_______________________________ My Commission Expires________________________.
NOTARY PUBLIC




LANDLORD NAME:  Baja Properties, LLC                  (Typed or Printed)
                -------------------------------------

/s/ Richard Kelly
--------------------------------------------------------------------
Landlord Signature Name and Title



STATE OF   Colorado   COUNTY OF  El Paso
           --------              -------

Subscribed to and sworn to before me this _______ day of ________________,  20__


_______________________________ My Commission Expires__________________________.
NOTARY PUBLIC











FOR VALUE RECEIVED and consideration for and as an inducement to Landlord making the within Lease with Tenant, the undersigned Guarantor(s) do hereby unconditionally and without reservation jointly and severally guarantee to the Landlord that the Tenant under said Lease will promptly and faithfully perform and fulfill all of the obligations, covenants and agreements in said Lease on the part of said Lease on the part of said Tenant to be performed and fulfilled; and further, if any default shall be made by said Tenant in the payment of rent or in the performance of any of the obligations, covenants and agreements contained in said Lease to be paid or performed by the Tenant during the term of the Lease of any extension or renewal or assignment thereof, the undersigned Guarantor(s) will well and truly pay said rent and all arrears thereof and any other sums due or payable under said Lease during the term of the Lease and any extension, renewal, or assignment, thereof, and all damages, claims, demands, costs and expenses which the Landlord may suffer or sustain or which may arise in consequence of the breach or non-performance by the Tenant of any of its obligations, covenants and agreements under said Lease during said term, and any extension or renewal thereof.

The undersigned hereby expressly waive(s) any and all notice of any breach or default by the Tenant under said Lease and do hereby consent to any extensions or indulgences that may hereafter be given to the Tenant by the Landlord; and the undersigned Guarantor(s) further agree(s) that the failure of the Landlord to require strict performance at any time of any of the terms or provisions of said Lease or any waiver of performance by the Landlord shall not release the undersigned Guarantor(s) from liability under this Guarantee, and that the terms and provisions of said Lease may be altered or modified (other than by increasing the amount of rent payable thereunder) without notice to the Guarantor(s) and without their/his consent, approval or waiver and without releasing the undersigned from any liability under this Guarantee.


-------------------------------------------------------------------------------
GUARANTOR'S SIGNATURE GUARANTOR'S NAME/ADDRESS (Typed or Printed)

-------------------------------------------------------------------------------
GUARANTOR'S SIGNATURE GUARANTOR'S NAME/ADDRESS (Typed or Printed)

-------------------------------------------------------------------------------
GUARANTOR'S SIGNATURE GUARANTOR'S NAME/ADDRESS (Typed or Printed)



DATE_______________________________


STATE OF COLORADO  County of El Paso

Subscribed to and sworn to before me this ______ day of __________________, 2000.


____________________________________ My Commission Expires ____________________
NOTARY PUBLIC